Exhibit 99.1
Press Release — For Immediate Release
November 2, 2010
CCFNB Bancorp, Inc. Reports Record Third Quarter 2010 Earnings
Bloomsburg, PA — CCFNB Bancorp, Inc. (OTC: CCFN), parent company of First Columbia Bank & Trust Co., has released its unaudited financial statements for the third quarter of 2010.
Net income, as reported under U.S. Generally Accepted Accounting Principles, for the three months ended September 30, 2010 was $1,686,000 compared to $1,461,000 for the same period in 2009. On a year to date basis, net income for the nine months ended September 30, 2010 was $4,887,000 compared to $4,555,000 for the same period in 2009. Earnings per share for the three months ended September 30, 2010 and 2009 were $.76 and $.65, respectively. Annualized return on average assets and return on average equity were 1.11% and 10.06% for the three months ended September 30, 2010 as compared to 1.01% and 9.31% for the same period of 2009. The return on average assets and return on average equity were 1.01% and 9.25% for the year ended December 31, 2009.
The net interest margin, tax effected, on interest earning assets was 3.72% as of September 30, 2010 as compared to 3.77% as of September 30, 2009.
Total assets increased $13.3 million to $615.8 million at September 30, 2010 from $602.5 million at December 31, 2009. Since the end of 2009, net loans increased $9.5 million, an increase of 2.9%. Total deposits increased $8.6 million while short term borrowings increased $10.5 million since the end of 2009. Long term borrowings decreased $9.0 million since the end of 2009.
When compared to December 31, 2009, Stockholders’ equity, excluding accumulated other comprehensive income, has increased $2.4 million to $64.9 million as of September 30, 2010. The current level of stockholders’ equity equated to a book value per share of $30.42 at September 30, 2010 as compared with $28.95 as of December 31, 2009. During the nine months ended September 30, 2010 cash dividends of $0.88 per share were paid to stockholders compared to $0.75 for the comparable period of 2009. The current dividend represents an increase of 17.3% as compared to 2009 amounts. CCFNB Bancorp, Inc. remains well capitalized, with an equity-to assets ratio of 11.0% as compared to 10.8% as of December 31, 2009.
Note: This press release may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Actual results and trends could differ materially from those set forth in such statements due to various factors. These factors include operating, legal and regulatory risks; changing economic and competitive conditions and other risks and uncertainties.

CCFNB Bancorp, Inc.
Consolidated Balance Sheets

	(Unaudited)
	September 30,	December 31,
(In Thousands)	2010	2009

ASSETS
Cash and due from banks	$9,306	$10,751
Interest-bearing deposits in other banks	18,619	116
Federal funds sold	3,108	592

Total cash and cash equivalents	31,033	11,459

Investment securities, available for sale, at fair value	204,063	220,266
Restricted securities, at cost	3,168	2,984
Loans, net of unearned income	340,307	330,489
Less: Allowance for loan losses	4,574	4,210

Loans, net	335,733	326,279
Premises and equipment, net	12,280	12,583
Accrued interest receivable	1,891	2,006
Cash surrender value of bank-owned life insurance	11,822	11,440
Investment in limited partnerships	1,648	687
Intangible Assets:
Core deposit	2,326	2,768
Goodwill	7,937	7,937
Prepaid FDIC assessment	1,628	2,037
Other assets	2,259	2,043

TOTAL ASSETS	$615,788	$602,489

LIABILITIES
Interest-bearing deposits	$408,790	$406,554
Noninterest-bearing deposits	62,133	55,734

Total deposits	470,923	462,288

Short-term borrowings	62,517	51,997
Long-term borrowings	6,124	15,128
Junior subordinate debentures	4,640	4,640
Accrued interest payable	674	859
Other liabilities	3,159	2,491

TOTAL LIABILITIES	548,037	537,403

STOCKHOLDER S’ EQUITY
Common stock, par value $1.25 per share; authorized 5,000,000 shares; issued 2,283,005 shares in 2010 and 2,270,850 shares in 2009	2,854	2,838
Surplus	27,854	27,539
Retained earnings	35,646	32,723
Accumulated other comprehensive income	2,840	2,523
Treasury stock, at cost; 56,000 shares in 2010 and 22,500 shares in 2009	(1,443)	(537)

TOTAL STOCKHOLDERS’ EQUITY	67,751	65,086

TOTAL LIABILITIES AND STOCKHOLDER S’ EQUITY	$615,788	$602,489

See accompanying notes to unaudited consolidated financial statements.

CCFNB Bancorp, Inc.
Consolidated Statements of Income
(Unaudited)

(In Thousands, Except Per Share Data)	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2010	2009	2010	2009
INTEREST AND DIVIDEND INCOME
Interest and fees on loans:
Taxable	$4,648	$4,682	$14,081	$14,086
Tax-exempt	251	215	694	622
Interest and dividends on investment securities:
Taxable	1,604	1,968	5,142	6,195
Tax-exempt	97	123	302	315
Dividend and other interest income	10	11	31	48
Federal funds sold	—	5	1	11
Deposits in other banks	14	—	27	1

TOTAL INTEREST AND DIVIDEND INCOME	6,624	7,004	20,278	21,278

INTEREST EXPENSE
Deposits	1,421	1,842	4,457	5,775
Short-term borrowings	105	95	310	254
Long-term borrowings	84	175	310	462
Junior subordinate debentures	27	28	74	104

TOTAL INTEREST EXPENSE	1,637	2,140	5,151	6,595

NET INTEREST INCOME	4,987	4,864	15,127	14,683

PROVISION FOR LOAN LOSSES	400	310	870	530

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	4,587	4,554	14,257	14,153

NON-INTEREST INCOME
Service charges and fees	455	427	1,328	1,251
Gain on sale of loans	454	134	758	409
Earnings on bank-owned life insurance	102	107	325	324
Brokerage	84	83	246	190
Trust	168	150	507	462
Investment security losses	—	(10)	—	(71)
Interchange fees	216	193	624	541
Other	304	202	686	707

TOTAL NON-INTEREST INCOME	1,783	1,286	4,474	3,813

NON-INTEREST EXPENSE
Salaries	1,627	1,632	4,791	4,776
Employee benefits	526	424	1,424	1,322
Occupancy	267	249	836	810
Furniture and equipment	356	319	1,002	944
State shares tax	142	128	418	400
Professional fees	173	172	467	447
Director’s fees	71	74	203	215
FDIC assessments	163	105	460	543
Telecommunications	98	84	275	263
Amortization of core deposit intangible	140	156	442	492
Automated teller machine and interchange	144	135	412	377
Other	420	438	1,378	1,399

TOTAL NON-INTEREST EXPENSE	4,127	3,916	12,108	11,988

INCOME BEFORE INCOME TAX PROVISION	2,243	1,924	6,623	5,978
INCOME TAX PROVISION	557	463	1,736	1,423

NET INCOME	$1,686	$1,461	$4,887	$4,555

EARNINGS PER SHARE	$0.76	$0.65	$2.19	$2.02

CASH DIVIDENDS PER SHARE	$0.30	$0.27	$0.88	$0.75

WEIGHTED AVERAGE SHARES OUTSTANDING	2,228,836	2,252,039	2,235,114	2,253,872

See accompanying notes to the unaudited consolidated financial statements.

	Quarter Ended
(Dollars in Thousands, Except Per Share Data)	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009

Operating Highlights

Net income	$1,686	$1,661	$1,540	$1,322	$1,461
Net interest income	4,987	5,063	5,077	5,123	4,864
Provision for loan losses	400	160	310	495	310
Non-interest income	1,783	1,393	1,298	1,252	1,286
Non-interest expense	4,127	4,006	3,975	3,926	3,916

Financial Condition Data:

Total assets	$615,788	$611,553	$606,084	$602,489	$592,898
Loans, net	335,733	340,629	332,958	326,279	327,165
Intangibles	10,263	10,403	10,554	10,705	10,856
Total deposits
Noninterest-bearing	$62,133	$58,200	$55,863	$55,734	$49,562
Savings	64,601	65,169	60,982	58,072	55,431
NOW	68,265	67,858	71,137	71,396	64,846
Money Market	41,654	43,242	43,925	43,465	41,743
Time Deposits	234,270	237,500	236,349	233,621	231,076
Total interest-bearing deposits	408,790	413,769	412,393	406,554	393,096
Core deposits*	236,653	234,469	231,907	228,667	211,582

Selected Ratios

Net interest margin(YTD)	3.72%	3.77%	3.80%	3.80%	3.77%
Annualized return on average assets	1.11%	1.10%	1.02%	0.91%	1.01%
Annualized return on average equity	10.06%	9.97%	9.30%	8.33%	9.31%

Capital Ratios

Total risk-based capital ratio	18.16%	17.79%	17.33%	17.62%	17.84%
Tier 1 capital ratio	16.91%	16.59%	16.20%	16.38%	16.65%
Leverage ratio	9.90%	9.76%	9.63%	9.82%	9.72%

Asset Quality Ratios

Non-performing assets	$4,104	$4,032	$4,374	$4,713	$6,595
Allowance for loan losses	4,574	4,175	3,987	4,210	3,934
Allowance for loan losses to total loans	1.34%	1.21%	1.18%	1.27%	1.19%
Allowance for loan losses to non-performing loans	111.45%	103.51%	98.56%	89.87%	63.30%

Per Share Data

Earnings per share	$0.76	$0.74	$0.68	$0.59	$0.65
Dividend declared per share	0.30	0.29	0.29	0.28	0.27
Book value	30.42	30.07	29.51	28.95	28.74
Common stock price:
Bid	$26.30	$26.25	$26.55	$26.35	$23.25
Ask	29.50	27.25	28.00	27.22	24.50
Weighted average common shares	2,228,836	2,233,227	2,243,439	2,250,758	2,252,039

*	Core deposits are defined as total deposits less time deposits